Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated October 3, 2011
to the
Statement of Additional Information

This supplement amends the Statement of Additional Information (the SAI) of Prudential Investment Portfolios 3 (the Trust), dated April 27, 2011, relating to the Prudential Real Assets Fund (the Fund), and is in addition to any existing supplements to the Fund’s Prospectus Summary, Prospectus or SAI.

A. New Subadvisory Agreements

From the inception of the Fund and the Fund’s wholly-owned Cayman Islands subsidiary, Prudential Real Assets Subsidiary, Ltd. (the Cayman Subsidiary), on December 29, 2010, Prudential Bache Asset Management, Incorporated (PBAM) managed the Fund’s commodities asset class and a portion of the Cayman Subsidiary. The Fund’s Board of Trustees (the Board) and shareholders recently approved a new subadvisory agreement (the New Subadvisory Agreement) by and between the Manager and Jefferies Asset Management, LLC (Jefferies), relating to the Fund and replacing PBAM as a subadviser to Fund.

The Board of Directors of the Cayman Subsidiary as well as the Board of the Fund, as the sole shareholder of the Cayman Subsidiary, also recently approved a new subadvisory agreement by and between the Manager and Jefferies (the Cayman Subadvisory Agreement), relating to the Cayman Subsidiary and replacing PBAM as a subadviser to the Cayman Subsidiary

All references to PBAM in the SAI shall are hereby deleted and replaced in their entirety with references to Jefferies.

Jefferies is a wholly-owned subsidiary of Jefferies Group, Inc. and is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902. As of June 30, 2011, Jefferies had assets under management of approximately $1.9 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which include non-fee paying accounts of affiliates).
Under the New Subadvisory Agreement, Jefferies receives from PI a monthly fee at the annual rate of 0.45% of the average daily net assets of the Fund allocated to the commodity asset class of the Fund. Jefferies bears all commissions due in connection with the execution and clearing of commodities futures transactions initiated by it on behalf of the Fund during the first two years that it manages the Fund’s commodities asset class. The Fund (and not PI or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund. Under the Cayman Subadvisory Agreement, PI pays Jefferies a monthly fee at the annual rate of 0.45% of the Cayman Subsidiary's average daily net assets allocated to the commodity asset class of the Cayman Subsidiary. Jefferies bears all commissions due in connection with the execution and clearing of commodities futures transactions initiated by it on behalf of the Cayman Subsidiary during the first two years that it manages the assets of the Cayman Subsidiary. The Cayman Subsidiary (and not PI or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Cayman Subsidiary.

B. New Index

All references to the Bache Commodity Index and the Bache Commodity Index Select are hereby replaced in their entirety with references to the Dow Jones-UBS Commodity Index.

C. The fourth table under the caption entitled “Additonal Information about Portfolio Managers – Other Accounts and Ownership of Fund Securities – Real Assets Fund” is amended to include the following information for Jefferies:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
Jefferies Asset Management, LLC*	Adam De Chiara	None	1/$24, 669,599	12/$1,528,211,098	None

* The information presented above (current as of June 30, 2011) is designed to provide additional information about Jefferies, the portfolio manager of Jefferies responsible for the Fund's investments, and the means by which such person is compensated for his services. Assets are measured at notional value for managed accounts, net asset value for pooled vehicles and includes non-fee paying accounts of affiliates. Non-fee paying accounts of affiliates appear under “Other Accounts” along with other accounts managed by the portfolio manager. “Other Pooled Investment Vehicles” includes only private investment funds sponsored by Jefferies.

D. The section entitled “Additonal Information about Portfolio Managers – Compensation and Conflicts of Interest” is amended to include the following information for Jefferies:

Compensation Structure

The portfolio manager’s compensation consists of the following:

Base Salary - The portfolio manager receives a fixed base salary. Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually.

Bonus – The portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. The portfolio manager also serves as a Co-President of Jefferies, and his compensation depends in large part on the profitability of Jefferies as a whole rather than being triggered by the performance of any one program or client account.

Equity-Based Compensation - The compensation of the portfolio manager may include equity-based compensation with respect to Jefferies Group, Inc. Equity-based compensation may include retention incentives such as the vesting of shares or units over time, contingent on the professional’s continued employment except under limited circumstances.

Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all employees.

Conflicts of Interest

Compensation. Jefferies could receive substantial compensation in the form of management fees even in the event the Fund loses value.

Advisory Time. Jefferies and its affiliates and their key personnel, including the Portfolio Manager, devote as much of their time to the business of the Fund and client accounts as in their judgment is reasonably required. However, they also provide investment advisory services and securities and commodities research and brokerage services for other clients (including managed accounts as well as other pooled accounts) and engage in other business ventures in which the Fund has no interest. As a result of these separate business activities Jefferies may have conflicts of interest in allocating management time, services, and functions among the Fund and other business ventures or clients.

By way of example, the same investment professionals for the Fund may perform services for other accounts. In addition, the same investment professional may implement one or more strategies or versions of a strategy for managed accounts or via collective investment vehicles such as hedge funds or commodity pools managed in parallel with the Fund. Further, the same investment professionals may implement other strategies related to or different from the Fund, including but not limited to discretionary trading strategies with an investment objective of seeking absolute returns and/or an objective of seeking significant outperformance compared to an index.

In addition, Mr. De Chiara also performs other services for Jefferies and its affiliates. For example, he acts as Co-President of Jefferies. Mr. De Chiara also serves on the Policy Committee for Jefferies’ Investor Solutions Group with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, a registered investment company. In addition, Mr. De Chiara co-founded Jefferies’ affiliate Jefferies Financial Products, LLC (“ JFP”) and served from 2003-2010 as JFP’s Co-President. JFP trades for its own account in the commodity futures markets and engages in swaps, options and other derivative products linked to commodity indices. While Mr. De Chiara no longer plays an active role in JFP’s trading activities, he does engage in activities such as senior level strategic planning for JFP, and he continues to benefit from the financial performance of JFP. Mr. De Chiara also serves on the Executive Committee, an advisory committee to senior management of Jefferies Group, Inc. and its affiliates.

Other Clients; Allocation of Investment Opportunities. Jefferies is responsible for the investment decisions made on behalf of the Fund. As described above, there are no restrictions on the ability of Jefferies and its affiliates to manage accounts of other clients following the same or a different investment objective, philosophy and strategy as those used for the Fund. In fact, Jefferies expects to manage other portfolios that may invest pursuant to the same or different strategies as those employed by the Fund. As a general matter, it would not be expected that accounts or collective investment vehicles with different portfolio managers would share information relating to potential transactions. Therefore, one collective investment vehicle or account may trade prior to and at a better price than another fund or account trading in the same instrument.

These situations may involve conflicts between the interest of Jefferies or its related persons, on the one hand, and the interests of Jefferies’ clients (including the Fund), on the other.

The Fund may experience returns that differ from other accounts in the same strategy due to, among other factors: (a) regulatory constraints on the ability of the Fund to have exposure to certain contracts; (b) the Fund’s selection of clearing broker, which affects access to markets and exchanges (and, accordingly, instruments); (c) the effect of intra-month adjustments to the trading level of the Fund; (d) the manner in which the Fund’s cash reserves are invested; (e) the size of the Fund’s account; (f) the Fund’s functional currency, and (g) the effective date of the investment. Additionally, certain markets may not be liquid enough to be traded for an account.

The Investment Professionals Also May Act in the Same Capacity for Other Accounts. As described above, the investment professionals for the Fund may also act as investment professionals for certain other Jefferies accounts (including collective investment vehicles and managed accounts described below) (“Other Accounts”). Other Accounts may have negotiated terms different from the terms applicable to the Fund. While these Other Accounts may trade the same and/or similar instruments as traded by the Fund, they may be distinguished from one another by their investment objectives, investment methodology or other investment or trading parameters. Accordingly, the investment professionals, on behalf of Jefferies, may cause purchases or sales to be effected for one or more Other Accounts while not causing such purchases or sales to be effected for the Fund, or alternatively may cause purchases or sales to be effected for the Fund while not causing such purchases or sales to be effected for one or more Other Accounts. They also may determine to use substantially different degrees of leverage in Other Accounts when effecting a transaction, when maintaining a position, or in conducting the Other Account’s activities generally. Discretion as to which collective investment vehicles or accounts will receive allocations of particular positions may occur whether investment opportunities are limited or unlimited, and opportunities to participate in transactions may not necessarily be allocated among the Fund and Other Accounts in any particular proportion. For example but without limitation, proprietary accounts or client accounts, in trading a new, experimental or different methodology, may enter the same markets earlier than (either days before or on the same day as) the Fund and other accounts.

The Programs’ investment professionals will exercise discretion and allocate opportunities to participate in transactions consistent with the investment objectives, investment methodology or other investment or trading parameters of the Fund, the Other Accounts and their duties to each. In the event that a determination is made that more than one client of Jefferies and its affiliates should trade in the same instruments on the same day with respect to the same strategy, such instruments will be allocated between such accounts in an equitable manner that Jefferies and its affiliates will determine in their discretion, taking into account a variety of factors including, but not limited to, the overall investment strategy, risk level and degree of leverage. Nevertheless, prospective investors should understand that Jefferies, and the investment professionals, may have an incentive to favor Other Accounts over the Fund.

Jefferies may place trades for the Fund, client accounts and/or collective investment accounts as “bunched orders” or “block orders,” in which trades for some or all accounts are placed for execution in a group or bunch, and then are allocated to individual accounts when the order has been completed or at the end of the trading day. If used, this process is intended to improve the efficiency of trade placement. However, such a process may not necessarily result in better prices and may in fact result in inferior prices and/or failure to obtain executions in the desired volume.

Because of price volatility, occasional variations in liquidity, and differences in order execution, it may be impossible for Jefferies to obtain identical trade execution for all of its clients (including the Fund). Such variations and differences may produce differences in performance among accounts over time. In an effort to treat its clients fairly when block orders for client accounts are filled at different prices, Jefferies uses an allocation process that is deterministic and repeatable in order to demonstrably fill each account at a price as close to the trade’s average fill price as possible. Jefferies may combine orders for client accounts and may combine orders for client accounts with trades for the accounts of Jefferies and its affiliates and employees. Combining orders may result in a less favorable price than that which the Fund would have obtained had the Fund’s order been executed separately.

Personal Account Trading Policy. The policies of Jefferies require that Jefferies’ employees do not trade securities or commodities for their own account, except for (i) government and municipal securities, open-ended registered mutual funds and registered commodity pools, or (ii) otherwise with pre-approval from executive staff of Jefferies upon consultation with Jefferies’ compliance personnel. Without limiting the foregoing, Jefferies may under certain circumstances permit an employee to maintain a position in a commodity even if the Fund trades the instrument. There is no current intention to change this policy, but the policy is subject to change in the sole discretion of Jefferies. The records of such trading, whether under the current or a new policy, will not be made available to the Fund for inspection.

Proprietary Trading. Jefferies and its affiliates (including JFP), and its and their employees, may trade in the securities, commodities and derivatives markets for their own accounts and the accounts of the Fund, and in doing so may take positions opposite to, or ahead of, the Fund or may be competing with the Fund for positions in the marketplace. Such trading may result in competition for investment opportunities or create other conflicts of interest on behalf of one or more such persons in respect of their obligations to the Fund. Records of such trading will not be available for inspection.

The proprietary activities or portfolio strategies of Jefferies and its affiliates (including JFP), and its and their employees, or the activities or strategies used for accounts managed by Jefferies for other customer accounts could conflict with the transactions and strategies employed on behalf of the Fund and affect the prices and availability of the instruments in which the Fund invests. Issuers of instruments held for the Fund may relate to instruments in which Jefferies and its affiliates are investors or make a market. The trading activities of Jefferies and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in Jefferies and its affiliates having an interest in the market adverse to that of the Fund.

Without limiting the foregoing, Jefferies’ affiliate JFP may enter into certain instruments, such as swaps and options, with JFP customers, based on the value of commodity indices, including JFP’s proprietary indices as well as third party indices, and may hold short or long positions in these instruments. JFP’s hedging and trading activities may involve trading the same commodity futures and over-the-counter commodity contracts as those traded by the Fund. JFP may delegate to Jefferies certain authority with respect to such trading activities. These activities may involve fees that are the same as, higher than or lower than the fees payable by the Fund to Jefferies. There can be no assurance that any of the foregoing will not have an adverse effect on the performance of the Fund.

The Fund may invest in futures that are components of JFP’s proprietary indices, and certain indices used or referenced in the Fund may be the same as or similar to proprietary indices used by JFP. The methodologies used by Jefferies in making investment decisions for the Fund may rely on, be the same as or be related to the methodologies used by JFP to design, modify and operate its proprietary indices or trading strategies. JFP may change or discontinue operation of its proprietary indices or trading strategies at any time.

Notwithstanding the foregoing, all employees of Jefferies when trading for their own accounts will do so in accordance with the Personal Account Trading Policy set forth above.

Position Limits. Jefferies may be required to aggregate, for position limit purposes, the futures positions held in the Fund with positions held in other accounts such as in Other Accounts and JFP’s accounts. This aggregation of positions could require Jefferies to liquidate or modify positions for some or all of its accounts, and such liquidation or modification may adversely affect certain or all client accounts (including the Fund). Jefferies may have an incentive to favor certain other accounts over others when liquidating positions or adjusting trading strategies in the context of such limits.

General. Jefferies may, without prior notice to the Fund, arrange, recommend, and/or effect transactions in which, or provide services in circumstances where, Jefferies has, directly or indirectly, a material interest or relationship with another party that may present a potential conflict with Jefferies duty to the Fund. Certain of those transactions and services are described herein.

LR391